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                                                                      Exhibit 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the Registration Statements of The Scotts Company on Form S-8 (File Nos. 33-47073, 33-60056, 333-00021,
333-06061, and 333-27561) of our report dated September 11, 1998 on our audit of the combined financial statements of Rhone-Poulenc Jardin as of December 31, 1997 and for the year then ended, which report is incorporated by reference in this Current Report on Form 8-K.


Lyon, France
December 21, 1998